UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

BCO HYDROCARBON LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-53598	26-3261559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8520 NE 25th Street, Clyde Hill, WA	98004-1645
(Address of principal executive offices)	(Zip Code)

(888) 221-7181
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities:

On June 8, 2010, the Company effected a forward split of its authorized and issued shares of common stock on the basis of 3.25 shares for each one share authorized and issued. The Company issued a total of 96,187,500 common shares of stock to its existing stockholders of record as of June 6, 2010 with a payment date of June 7, 2010 and an execution date of June 8, 2010.

Item 9.01   Financial Statements and Exhibits

Exhibits:

Exhibit number	Description
3(i)(ii)	Certificate of Change Pursuant to NRS 78.209	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCO HYDROCARBON LTD.
June 16, 2010	By: /s/ Malcolm Albery
Malcolm Albery Director and Chief Financial Officer